April 15, 2016
DREYFUS CASH MANAGEMENT
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
DREYFUS NEW YORK MUNICIPAL CASH MANAGEMENT
DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
- Dreyfus California AMT-Free Municipal Cash Management
 - Dreyfus Tax Exempt Cash Management
Supplement to Prospectus dated June 1, 2015, as revised November 30, 2015
The following changes will take effect on October 10, 2016
The following will replace any contrary information in the section of the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares—How to Buy Shares":
Name of Fund	Fund Calculates NAV at:
Dreyfus California AMT-Free Municipal Cash Management	3:00 p.m.
Dreyfus Cash Management	3:00 p.m.
Dreyfus Municipal Cash Management Plus	3:00 p.m.
Dreyfus New York Municipal Cash Management	3:00 p.m.
Dreyfus Tax Exempt Cash Management	12:00 p.m.